[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.
Exhibit 10.23
First Amendment
to the
EXCLUSIVE LICENSE AGREEMENT
between
The Washington University
and
Ocugen, Inc.
This first amendment, (“First Amendment”) to the Exclusive License Agreement, WU Contract Number A2023-0203 (hereinafter the “Agreement”), which was made and entered into as of September 23, 2022, is effective as of the date of the last signature below (“First Amendment Effective Date”), by and between The Washington University, through its Office of Technology Management having its principal office at 4240 Duncan Avenue, Suite 110, St. Louis, MO 63110 (hereinafter referred to as “WU”), and Ocugen, Inc., having its principal office at 11 Great Valley Parkway, Malvern, PA 19355 and its affiliates (hereinafter and collectively referred to as “Licensee”). WU and Licensee are referred to herein individually as a “Party” and collectively as the “Parties” of this First Amendment. Capitalized terms that are not defined herein shall have the meaning ascribed to them in the Agreement.
WHEREAS, the Parties wish to amend the Agreement to (i) modify Territory to include the countries of South Korea, Australia, and China, (ii) update Patent Rights under Schedule C, and (iii) incorporate an initial Development Plan under Schedule B;
NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, WU and Licensee hereby agree to amend the Agreement as follows:
1.Under SUMMARY OF TERMS, the following term shall be amended as follows:
“Territory: US, Europe, and Japan”
Shall be deleted in its entirety and replaced with the following:
“Territory: US, Europe, Japan, South Korea, Australia, and China”
2.Schedule C of the Agreement is hereby amended by deleting Schedule C in its entirety and replacing it with the following new Schedule C:
SCHEDULE C
•Patent Rights
[***]
•Tangible Research Property
[***]
•Technical Information

3.Schedule B of the Agreement is hereby amended by deleting Schedule B in its entirety and replacing it with the following new Schedule B::
SCHEDULE B
Initial Development Plan
[***]
4.Except as expressly provided in this First Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.
IN WITNESS WHEREOF the Parties have caused this First Amendment to Agreement to be executed and delivered by their duly authorized representatives as of the First Amendment Effective Date.

THE WASHINGTON UNIVERSITY		OCUGEN, INC. (LICENSEE)

/s/ Nicole Mercier	January 27, 2023	/s/ Shankar Musunuri	1/31/2023
Signature	Date	Signature	Date

Nicole R. Mercier, PhD		Dr. Shankar Musunuri
Asst. Vice Chancellor & Managing Director		Chairman and CEO
Office of Technology Management